Investor Questions and Answers: May 22, 2026 We encourage current shareholders, potential shareholders, and other interested parties to send questions to us in writing and we make written responses available on a periodic basis. The following answers respond to selected questions received through May 5, 2026. We retain the discretion to combine answers for duplicate or similar questions into one comprehensive response.    If you would like to submit a question, please send an e-mail to investors@morningstar.com or write us at the following address:    Morningstar, Inc.    Investor Relations    22 W. Washington St.    Chicago, IL 60602  Use of Non-GAAP Measures   These Investor Questions and Answers reference non-GAAP financial measures, including but not limited to, adjusted operating income. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of non-GAAP financial measures can be found at https://shareholders.morningstar.com/financials-stock-info/key-financials/default.aspx. PitchBook 1. The recent announcement of a PitchBook MCP integration with Perplexity mentions that Perplexity users can surface company content and deal information supported by PitchBook. Does that mean all Perplexity users can access this PitchBook data in Perplexity? Or is it that only PitchBook subscribers will be able to have the PitchBook data flow into Perplexity? Paid Perplexity users with PitchBook subscriptions can access the PitchBook Premium Connector, allowing them to incorporate a broad range of PitchBook data and research directly into their Perplexity research workflows, including comprehensive company content, deal information, investor data, PitchBook Institutional Research Group research, company news, fund data, and more. The PitchBook Premium Connector provides access to the vast majority of PitchBook's platform content, allowing subscribers to access PitchBook’s professional-grade data via Perplexity's natural-language interface without leaving their AI-enabled workflow. Paid Perplexity users who are not PitchBook subscribers have access to a limited selection of basic company and deal data, with usage subject to monthly limits depending on the user's Perplexity subscription tier. This provides a meaningful entry point into PitchBook's data within Perplexity but does not replicate the depth and breadth available to PitchBook subscribers. Taken together, the Perplexity integration reflects PitchBook's strategy of meeting clients in the AI tools where they work, while preserving meaningful differentiation between the full subscriber experience and the introductory access available to the broader market.

2. What additional business can PitchBook achieve with core large accounts? As you note, we see an opportunity to expand with our large accounts. Even at well-established clients, PitchBook's footprint often covers only certain teams, geographies, or functions, creating expansion opportunities across business units, asset classes, and regions. In late 2025, we restructured PitchBook’s commercial organization, combining sales and customer success teams around key client segments, precisely to better serve and grow these accounts. We see three primary opportunities: - First, we plan to introduce AI-enabled product experiences to address core workflows such as deal sourcing, diligence, investment committee preparation, and portfolio monitoring, which we expect to create new opportunities for expansion. - Second, we see potential for new access models. Increasingly, large clients are accessing our data through PitchBook’s direct data product and large language model integrations, alongside use of the platform. This is consistent with the pattern that first emerged when direct data launched eight years ago. - Third, we’re optimistic about the StepStone partnership, which gives subscribers access to aggregated and anonymized deal-level benchmarking data including performance, operating metrics, and value creation drivers tracked on roughly 2,300 general partners, and 127,000 deals. This is priced as a separate offering, and since its recent launch, has generated significant inbound interest. Morningstar Indexes 3. Could you please provide information on the Center for Research in Security Prices’ (CRSP) business model? I’m curious how it currently charges for its data, who its key customers are (presumably Vanguard is the largest, though that is unclear) etc. There are two primary drivers of CRSP’s business model: Revenue is generated when its indexes are used as the basis for investment products (investable product revenue) and when its data is licensed to clients who use one or more of its indexes for standard use cases, including benchmarking, performance tracking, and reporting. We do not disclose specific client arrangements and instead apply fixed or variable pricing depending on the type of index delivered. CRSP’s clients include asset managers, institutional investors, and academic institutions. Vanguard is CRSP’s largest investable product client and we are focused on extending the reach of the US equity CRSP indexes to create a broader ecosystem and expand client use cases. CRSP maintains a large and diverse set of clients that license the data for standard index use cases. CRSP also licenses key sets of historical data for research purposes, drawing on its well-respected US stock database with a 100-year history. These data products are primarily licensed by academics. 4. The S&P index committee is planning to remove long-standing profitability inclusion criteria from the S&P 500 index. Does this create any opportunities for Morningstar Indexes? What is Morningstar Indexes doing in both the short-term (while this will be in the news cycle) and the long-term (when index earnings and index returns will diverge)? As you note, index methodologies have been in the headlines recently with the potential initial public offerings of mega-cap companies. Neither the acquired CRSP indexes nor the legacy Morningstar beta indexes include financial viability screens in their index construction methodologies. Such screens can prevent pure beta indexes, which are designed to represent the full market, from accurately reflecting the true passive composition of the market, which can limit their usefulness as performance benchmarks. We believe that Morningstar indexes are well positioned for the evolution of the market. The CRSP approach is responsive to IPOs, with a fast-track methodology which allows qualifying companies to enter within five business days. Across our index lineup, we have adjusted or are adjusting the float-adjusted capitalization eligibility threshold to reflect the fact that many companies are staying private longer and coming to market with lower float percentages. We believe this balances our objective of accurate market representation for the end investor with practical market- related considerations. We do not currently have any plans to introduce broad-based market indexes with stand-alone profitability screens. While the primary goal of our market beta indexes is to provide a passive reflection of the market, some of the indexes we offer based on our intellectual property, including Morningstar Wide Moat Focus, systematically target undervalued stocks with durable competitive advantages, capitalizing on the potential divergence between cash flow growth and price. Morningstar Direct Platform 5. For funds that issue public filings, which of Morningstar’s data comes from SEC filings vs. from proprietary sources such as transfer agents and fund companies? For US SEC-registered mutual funds and exchange-traded funds, Morningstar draws on a combination of authoritative regulatory filings and proprietary data sources to deliver timely, complete, and actionable insights. SEC filings serve as the foundation for a fund’s official disclosures, such as investment objectives, strategies, fees and expenses, risk factors, and reported portfolio holdings. Building on this foundation, Morningstar incorporates proprietary data sourced directly from asset managers as well as from transfer agents, administrators, custodians, and market pricing feeds. These proprietary inputs enable more current, higher-frequency coverage, including daily performance and NAVs, assets under management, cash flows, portfolio holdings, share class details, and other interim updates between filing periods. All data, whether derived from regulatory filings or proprietary sources, is subject to validation, reconciliation, and quality control processes. 6. How would one go about replicating the raw data that Morningstar has for a long-tenured fund such as Baron Partners Fund? Does the data exist publicly? If not, please explain what barriers a competitor would have in replicating Morningstar’s raw data on this fund. Is the ability to replicate this data meaningfully different post-2019 when the SEC instituted Form N-PORT?) We believe that it would not be feasible to replicate the full breadth, depth, and continuity of Morningstar’s data in practice, even following the introduction of Form N-PORT in 2019. Replication would require decades of uninterrupted data capture, long-standing relationships with fund companies and service providers, extensive normalization and reconciliation across changing regulatory regimes, and preservation of point-in-time accuracy. A significant portion of the historical data record, especially from earlier periods, was never publicly disclosed in a form that can be recreated retroactively. The data that exists publicly includes regulatory filings that provide standardized, point-in-time information on portfolio holdings, expenses, and reported performance. That said, many core datasets collected by Morningstar are not available through filings, including daily return and NAV histories, cash flows, interim portfolio data between quarterly reporting periods, historical share-class changes, survivorship-adjusted records, and reconciled long-term datasets captured contemporaneously over decades. In addition, the timeliness of the data extracted from filings would not match our quality standards. For example, portfolio data extracted from Form N-PORT are available quarterly with a delay of 60 days, whereas we typically receive data within approximately 10–15 days after quarter- or month-end for mutual funds (and daily for ETFs). Impact of Form N-PORT: Starting in 2019, Form N-PORT replaced the previously required Form N-Q, expanding the scope and granularity of fund reporting with a structured, machine-readable XML format designed to handle many inputs dynamically from multiple feeds on a streaming basis. Form N-PORT improved the consistency and structure of holdings disclosures starting in 2019, but it did not introduce daily data, transaction-level detail, full portfolio turnover history, fund flows, or historical backfill. It also does not address pre-2019 data gaps. As a result, while transparency improved, the ability to replicate Morningstar’s longitudinal dataset did not materially change. 7. How does Morningstar source data on vehicles such as SMAs, CITs, model portfolios? Unlike mutual funds and ETFs, separately managed accounts (SMAs), collective investment trusts (CITs), and model portfolios do not have comprehensive public regulatory filings. As a result, Morningstar sources data on these vehicles primarily through direct relationships with asset managers, plan sponsors, trustee banks, administrators, and model providers: • SMAs: Data is obtained directly from asset managers and service providers at the strategy level, including performance, holdings, and investment guidelines. • CITs: Morningstar sources information from trustee banks, asset managers, plan sponsors, and recordkeepers, based on trust reports and participant disclosures. • Model portfolios: Data is sourced directly from model providers and advisors, including asset allocations, holdings, rebalancing schedules, and methodology documentation. Because these vehicles lack standardized public disclosures, Morningstar invests in data normalization, validation, and long-term collection to make them comparable across providers. We believe this relationship-based sourcing and historical continuity create meaningful barriers to replication. 8. How does revenue per user compare when licensing data as a feed vs. through Morningstar Direct? We do not calculate revenue per user for our licensed data product. Given the differences in how our licensed data and Direct products are used, we don’t view it as a meaningful metric for comparison. While data feeds and Direct serve complementary customer needs, data feeds generally enable integration and scale, while Direct is designed to deliver end-to-end insights, analytics, and workflow tools. Direct bundles Morningstar’s data with analytics and tools to support user workflows. Direct users build workflows, models, and client deliverables inside the platform. They upload and customize their own data sets for purpose-built processes and contextualized insights. Users gain access to curated datasets, proprietary methodologies, visualizations, and capabilities that can support decision making. In many cases, these same clients take Morningstar's data into their proprietary risk systems, reporting stacks, and quant models through our licensed data product.

Data is typically licensed for specific use cases, including internal- or external-facing system integrations. These use cases are priced based on scope, entitlements, and redistribution rights and allow for distribution and access to a far broader user base than we reach through Direct. Licensed data feeds do not include the workflow tools or user experience provided by Direct and rarely contain the full scope of data available to Direct users. 9. Are there examples of the data cleaning and standardization that Morningstar performs that you can share? Morningstar performs extensive data cleaning and standardization with the goal of maintaining consistency, accuracy, and comparability across investment vehicles, time periods, and data sources. Examples include: - Holdings standardization: Securities can be reported under different names, identifiers, or structures across filings and our standardization process is designed to enable consistent portfolio analysis across funds and make it easier to identify which portfolios own a specific security. - Share-class and structural normalization: Data for funds with multiple share classes, fee schedules, or historical restructurings are reconciled into continuous, point-in-time-accurate records. - Performance and net asset value reconciliation: Daily returns and NAVs received from fund companies or service providers are validated to identify and correct discrepancies. - Historical continuity and survivorship controls: Morningstar maintains records for terminated, merged, or renamed funds to prevent survivorship bias and preserve long-term performance and flow histories. - Portfolio and classification consistency: Portfolio holdings and asset allocations are mapped to sector, asset- class, and style frameworks, even as reporting conventions and fund mandates evolve. We seek to apply these processes consistently across SEC-registered funds and privately sourced vehicles, with a focus on enabling reliable longitudinal analysis that cannot be achieved through raw source data alone. Compensation and Benefits 10. It appears that bonus targets for 2025 were 6% adjusted revenue growth and 3% adjusted operating income growth. These growth targets seem lower than in prior years, where the target growth in adjusted revenue was approximately 12-13%. Given the investments at Morningstar and opportunities for growth that management sees, where were bonus targets lowered for 2025? While we don’t provide bonus targets at the segment level, we would note that our annual 2025 bonus plan adjusted operating income (AOI) target reflected deliberate investments in high-priority areas including Morningstar Credit and PitchBook. The 2025 adjusted revenue target included the impact of the expected strategic exits in Morningstar Wealth from the US Turnkey Asset Management Platform and Morningstar Office and continued portfolio optimization in certain areas such as Morningstar Sustainalytics. Annual targets are built around rigorous short-term objectives and reflect our strategic priorities, investment cycles and budgeted investments, as well as adjustments to our product portfolio. They are intended to align with our longer-term objectives but not to signal a view on the long-term growth opportunity we see across the business. In 2025, reported AOI rose to $582.9 million, while our revenue reached $2.4 billion, representing an increase of 7.5% or 8.0% on an organic basis compared to 2024.

Note that the AOI used in the calculation of our bonus funding target starts with AOI as reported in our financial statements but includes a few additional adjustments. AOI and adjusted revenue are non-GAAP measures. Please see the Appendix in our 2026 Proxy Statement for reconciliations and definitions. Morningstar 11. It appears that you have started to disclose Remaining Performance Obligations. As of Q1 26 it was $1.7 bn. In the past, you’ve disclosed contract liabilities. As of Q1 25, this totaled $1.489 bn. Are these numbers apples-to-apples or is there a difference in your reported RPO vs. your historically reported contract liabilities total? If your new RPO disclosure is different, could you please help us understand whether or not this is a key performance metric, how we should interpret RPO or the growth in your RPO as investors in your business. Please disclose historical RPO to the extent possible if different from contract liabilities in your previous filings. Although we referred to them using slightly different language in our Q1 2025 and Q1 2026 10-Qs, the two numbers you cite were calculated the same way and can be directly compared. As of March 31, 2025, we had remaining performance obligations of $1.489 billion; as of March 31, 2026, remaining performance obligations totaled approximately $1.7 billion. Remaining performance obligations are defined as the aggregate amount of revenue we expect to receive related to contract liabilities for existing contracts, including future billings. They include both amounts recorded as deferred revenue and amounts not yet invoiced to customers, largely reflecting future revenue related to signed multi-year arrangements.